Prospectus Supplement

October 25, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated October 25, 2013 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated June 13, 2013 of:

U.S. Real Estate Portfolio (Class IS shares)

The following table replaces the "Annual Portfolio Operating Expenses" table in the section of the Prospectus entitled "Portfolio Summary—U.S. Real Estate Portfolio—Fees and Expenses—Annual Portfolio Operating Expenses:"

Class IS
Advisory Fee	0.77%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses †	0.13%
Total Annual Portfolio Operating Expenses	0.90%

†  Other expenses have been estimated for the current fiscal year.

The following table replaces the "Example" table in the section of the Prospectus entitled "Portfolio Summary—U.S. Real Estate Portfolio—Fees and Expenses—Example:"

	1 Year	3 Years
Class IS	$92	$287

Please retain this supplement for future reference.

  MSIREUISPT-1013